Exhibit 10.1

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)

First Supplement to Master Note Purchase Agreement

Dated as of October 15, 2024

Re:    $85,000,000 6.42% Series B Senior Notes, Tranche A
Due October 15, 2028

$25,000,000 Floating Rate Series B Senior Notes, Tranche B
Due October 15, 2029

$290,000,000 6.52% Series B Senior Notes, Tranche C
Due October 15, 2029

TPG Twin Brook Capital Income Fund        First Supplement

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
245 Park Avenue, 26th Floor
New York, New York 10167

Dated as of
October 15, 2024

To the Additional Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:
This First Supplement to Master Note Purchase Agreement (the “First Supplement”) is between TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund), a Delaware statutory trust (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).
Reference is hereby made to that certain Master Note Purchase Agreement dated March 19, 2024 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.15 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
The Company hereby agrees with the Additional Purchaser(s) as follows:
    1.    The Company has authorized the issue and sale of (a) $85,000,000 aggregate principal amount of its 6.42% Series B Senior Notes, Tranche A due October 15, 2028 (the “Series B Tranche A Notes”), (b) $25,000,000 aggregate principal amount of its Floating Rate Series B Senior Notes, Tranche B due October 15, 2029 (the “Series B Tranche B Notes”) and (c) $290,000,000 aggregate principal amount of its 6.52% Series B Senior Notes, Tranche C due October 15, 2029 (the “Series B Tranche C Notes”; collectively with the Series B Tranche A Notes and Series B Tranche B Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series B Notes”). The Series B Notes, together with the Series A issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series B Notes shall be substantially in the form set out in Exhibit 1, Exhibit 2 or Exhibit 3 hereto, as applicable, with

TPG Twin Brook Capital Income Fund        First Supplement
such changes therefrom, if any, as may be approved by the Additional Purchasers and the Company.
    2.    Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each Additional Purchaser agrees to purchase from the Company, Series B Notes in the principal amount set forth opposite such Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.
    3.    The sale and purchase of the Series B Notes to be purchased by each Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 320 S. Canal Street, Chicago, Illinois 60604, at 8:00 a.m. Chicago time, at not more than three closings (individually a “Series B Closing” and, collectively, the “Series B Closings”)
    (a)    The first Series B Closing, at which the Series B Tranche A Notes, the Series B Tranche B Notes and $100,000,000 aggregate principal amount of the Series B Tranche C Notes are, subject to Section 4 hereof and Section 4 of the Note Purchase Agreement, to be purchased, shall be held on October 15, 2024 (the “First Series B Closing”).
    (b)    The second Series B Closing, at which $100,000,000 aggregate principal amount of the Series B Tranche C Notes are, subject to Section 4 hereof and Section 4 of the Note Purchase Agreement, to be purchased, shall be held on November 14, 2024 (the “Second Series B Closing”).
    (c)    The third Series B Closing, at which $90,000,000 aggregate principal amount of the Series B Tranche C Notes are, subject to Section 4 hereof and Section 4 of the Note Purchase Agreement, to be purchased, shall be held on December 12, 2024 (the “Third Series B Closing”).
At each Series B Closing, the Company will deliver to each Additional Purchaser the Series B Notes of the applicable Tranche to be purchased by such Additional Purchaser in the form of a single Series B Note of such Tranche (or such greater number of Series B Notes of such Tranche in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of such Series B Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds for the account of the Company pursuant to the applicable funding instructions delivered in accordance with Section 4.10 of the Note Purchase Agreement. If, at a Series B Closing, the Company shall fail to tender such Series B Notes of the applicable Tranche to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender

TPG Twin Brook Capital Income Fund        First Supplement
such Series B Notes of the applicable Tranche or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.
    4.    The obligation of each Additional Purchaser to purchase and pay for the Series B Notes to be sold to such Additional Purchaser at a Series B Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to such Series B Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series B Notes of the applicable Tranche to be purchased at such Series B Closing as if each reference to “Notes,” “Closing” and “Additional Purchaser” set forth therein was modified to refer to the “Series B Notes of the applicable Tranche,” the “applicable Series B Closing” and the “Additional Purchaser” (each as defined in this First Supplement) and to the following additional conditions:
    (a)    Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of such Series B Closing (except for representations and warranties which apply to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of such Series B Closing certifying that such condition has been fulfilled.
    (b)    Contemporaneously with such Series B Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series B Notes of the applicable Tranche to be purchased by such Additional Purchaser at such Series B Closing as specified in Schedule A.
5.    (a)    For purposes of the Series B Tranche B Notes (for purposes of this Section 5, the “Floating Rate Tranche”)

(i)    The term “Floor” means zero percent (0.00%).

(ii)    The term “Margin” means, with respect to any Series B Tranche B Note, 3.24% per annum.

(iii)    The term “Prepayment Settlement Amount” means, with respect to the Floating Rate Tranche, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Floating Rate Note of the Floating Rate Tranche over the amount of such Called Principal, provided that the Prepayment Settlement Amount may in no event be less than zero.

For the purposes of determining the Prepayment Settlement Amount of the Floating Rate Tranche, the following terms have the following meanings:

TPG Twin Brook Capital Income Fund        First Supplement
“Called Principal” means, with respect to any Floating Rate Note, the principal of such Floating Rate Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Floating Rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Floating Rate Notes of the Floating Rate Tranche is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Floating Rate Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to such Remaining Average Life as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to the remaining term of such Floating Rate Note, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than the remaining term of such Floating Rate Note and (2) closest to and less than the remaining term of such Floating Rate Note. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Floating Rate Note of the Floating Rate Tranche.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Floating Rate Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to the remaining term of such Floating Rate Note, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than

TPG Twin Brook Capital Income Fund        First Supplement
such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Floating Rate Note of the Floating Rate Tranche.
“Remaining Average Life” means, with respect to any Called Principal of any Floating Rate Note, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a three hundred sixty (360)-day year comprised of twelve (12) thirty (30)-day months and calculated to two (2) decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Floating Rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that scheduled payments of interest thereon after such Settlement Date shall, solely for the purposes of this definition, be calculated using the Swap Rate, provided, that if such Settlement Date is not a date on which interest payments are due to be made under the Floating Rate Notes of the Floating Rate Tranche, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Floating Rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Swap Rate” means, the IRSB Swap Screen Rate for the tenor corresponding to the amount of time that would elapse between the Settlement Date and the applicable Maturity Date (determined by interpolating linearly, as appropriate) plus the applicable Margin; provided that, if the Swap Rate as so determined shall ever be less than the Floor, then the Swap Rate shall be deemed to be the Floor.
(iv)    The term “Reset Date” means, with respect to the Floating Rate Tranche, January 15, April 15, July 15 or October 15 of each year commencing with the date of the First Series B Closing.

    (b)    For purposes of determinations under the Series B Notes:

TPG Twin Brook Capital Income Fund        First Supplement
    (i)    Section 8.2(a) shall be amended by adding the following proviso at the end of the first sentence thereof provided, further, that, at any time on or after July 15, 2028, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series B Tranche A Notes at 100% of the principal amount so prepaid, together with accrued interest to the prepayment date; provided, further, that, at any time on or after April 15, 2029, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series B Tranche C Notes at 100% of the principal amount so prepaid, together with accrued interest to the prepayment date.
    (ii)    Section 8.2(b) shall be amended by adding the following proviso at the end of the first sentence thereof

; provided that, at any time on or after April 15, 2029, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series B Tranche B Notes at 100% of the principal amount so prepaid, together with accrued interest to the prepayment date.
    (c)    For purposes of determinations under the Series B Tranche B Notes, Section 1.4(d) of the Master Note Purchase Agreement shall be amended by replacing clause (ii)(B) to read as follows:
(B) subsequently becomes representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Company, with the consent of the Floating Rate Required Holders, may modify the definition of “Floating Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor;
    (d)    For purposes of determinations under the Series B Tranche B Notes, Section 1.4(e) of the Master Note Purchase Agreement shall be amended by replacing the last sentence thereof to read as follows:
The Investment Adviser may select information sources or services in their reasonable discretion to ascertain SOFR, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Purchaser, any holder of Notes or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

TPG Twin Brook Capital Income Fund        First Supplement
    (e)    For purposes of determinations under the Series B Tranche B Notes, Schedule A of the Master Note Purchase Agreement shall be amended by replacing the defined term “Reference Time” to read as follows:
        “Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is SOFR, the SOFR Index Determination Time, as such time is defined below, and (2) if the Benchmark is not SOFR, the time determined in accordance with the Benchmark Replacement Conforming Changes.
    (f)    Section 10.7(a) of the Master Note Purchase Agreement shall be amended to read as follows:
        (a)    Minimum Shareholder’s Equity. The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than $832,750,000 plus 25% of the net proceeds from the sale of Equity Interests by the Company and its Subsidiaries after August 16, 2024, other than proceeds of sales of Equity Interests by and among the Company and its Subsidiaries.
    (g)    With respect to only the Series B Notes, Section 17.4 of the Master Note Purchase Agreement shall be amended to reference Section 17.1(a)(1), (2) and (3) instead of Section 17.1(a), (b) or (c).
    6.    Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series B Notes of each Tranche to be purchased by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to the “Series B Notes of each Tranche to be purchased by such Purchaser,” the “Series B Closing for each Tranche to be purchased by such Purchaser” and the “Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this First Supplement.
    7.    The Company and each Additional Purchaser agree to be bound by and comply with the terms and conditions of the Note Purchase Agreement, as supplemented by this First Supplement as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.
    8.    This First Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
    9.    This First Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. The parties agree to electronic contracting and signatures with respect to this First Supplement. Delivery of

TPG Twin Brook Capital Income Fund        First Supplement
an electronic signature to, or a signed copy of, this First Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By: /s/ Terrence Walters
    Name: Terrence Walters
    Title: Authorized Signatory

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     PRUCO LIFE INSURANCE COMPANY
    By: PGIM, Inc., as investment manager

    By: /s/ Benjamin Tuffnell
    Name: Benjamin Tuffnell
    Title: Vice President

    PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY
    By: PGIM, Inc., as investment manager

    By: /s/ Benjamin Tuffnell
    Name: Benjamin Tuffnell
    Title: Vice President

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
    By: PGIM, Inc., as investment manager

    By: /s/ Benjamin Tuffnell
    Name: Benjamin Tuffnell
    Title: Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     ARCH REINSURANCE COMPANY

    By: /s/ Diana Darrell
    Name: Diana Darrell
    Title: Director, Portfolio Manager and Head of Corporate Credit
    By: Arch Investment Management Ltd., on behalf of Arch Reinsurance Company, solely as investment manager and not in its individual capacity.

    ARCH INSURANCE COMPANY

    By: /s/ Diana Darrell
    Name: Diana Darrell
    Title: Director, Portfolio Manager and Head of Corporate Credit
    By: Arch Investment Management Ltd., on behalf of Arch Insurance Company, solely as investment manager and not in its individual capacity.

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     SUN LIFE ASSURANCE COMPANY OF CANADA, acting through its U.S. Branch

    By: /s/ Elizabeth Thorne
    Name: Elizabeth Thorne
    Title: Managing Director

    By: /s/ David Belanger
    Name: David Belanger
    Title: Managing Director

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     SUN LIFE ASSURANCE COMPANY OF CANADA, acting through its Bermuda Branch

    By: /s/ Alec Svoboda
    Name: Alec Svoboda
    Title: Managing Director, Private Fixed Income

    By: /s/ Russell Goldenberg
    Name: Russell Goldenberg
    Title: Senior Director, Private Fixed Income

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     FIDELITY & GUARANTY LIFE INSURANCE COMPANY
    By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-advisor

    By: /s/ Thomas C. Griffin III
    Name: Thomas C. Griffin III
    Title: Authorized Signatory

    ASPIDA LIFE RE LTD.
    By: Ares Insurance Solutions LLC, as Manager
By: Ares Alternative Credit Management LLC, its sub-advisor

    By: /s/ Thomas C. Griffin III
    Name: Thomas C. Griffin III
    Title: Authorized Signatory

    ASPIDA LIFE INSURANCE COMPANY
By: Ares Insurance Solutions LLC, its investment manager
By: Ares Alternative Credit Management LLC, its sub-advisor

    By: /s/ Thomas C. Griffin III
    Name: Thomas C. Griffin III
    Title: Authorized Signatory

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     BRIGHTHOUSE LIFE INSURANCE COMPANY
    By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-advisor

    By: /s/ Thomas C. Griffin III
    Name: Thomas C. Griffin III
    Title: Authorized Signatory

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
    By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

    By: /s/ Tom Routhier
    Name: Tom Routhier
    Title: Senior Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     PENSION INSURANCE CORPORATION PLC
    By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

    By: /s/ Alex Alston
    Name: Alex Alston
    Title: Senior Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     AMERICAN GENERAL LIFE INSURANCE COMPANY
    By: Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser

    By: /s/ Craig Moody
    Name: Craig Moody
    Title: Senior Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.
ENSIGN PEAK ADVISORS, INC.

    By: /s/ Matthew D. Dall
    Name: Matthew D. Dall
    Title: Head of Credit Research

    CLIFTON PARK CAPITAL MANAGEMENT, LLC

    By: /s/ Matthew D. Dall
    Name: Matthew D. Dall
    Title: Head of Credit Research

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.
BANNER LIFE INSURANCE COMPANY
    By: Legal & General Investment Management America, Inc., its Investment Manager

    By: /s/ Edward Wood
    Name: Edward Wood
    Title: Head of Private Credit Investment, North America

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     HARTFORD ACCIDENT AND INDEMNITY COMPANY
    HARTFORD FIRE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
NAVIGATORS INSURANCE COMPANY
By: Hartford Investment Management Company, their investment manager

    By: /s/ Brendan J. Sheehy
    Name: Brendan J. Sheehy
    Title: Managing Director

    FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
By: Hartford Investment Management Company, their investment manager

    By: /s/ Brendan J. Sheehy
    Name: Brendan J. Sheehy
    Title: Managing Director

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.
RGA REINSURANCE COMPANY

    By: /s/ Curtis Spillers
    Name: Curtis Spillers
    Title: Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.
GAINBRIDGE LIFE INSURANCE COMPANY

    By: /s/ James F. Alban
    Name: James F. Alban
    Title: Authorized Signer

CLEAR SPRING CASUALTY INSURANCE COMPANY

    By: /s/ James F. Alban
    Name: James F. Alban
    Title: Authorized Signer

CLEAR SPRING AMERICAN INSURANCE COMPANY

    By: /s/ James F. Alban
    Name: James F. Alban
    Title: Authorized Signer

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

CLEAR SPRING NATIONAL INSURANCE COMPANY

    By: /s/ James F. Alban
    Name: James F. Alban
    Title: Authorized Signer

DELAWARE LIFE INSURANCE COMPANY

    By: /s/ James F. Alban
    Name: James F. Alban
    Title: Authorized Signer

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     PRIMERICA LIFE INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

MAINE EMPLOYERS’ MUTUAL INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

MIC LTD.
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     THE GRAY CASUALTY & SURETY COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

AMERICAN REPUBLIC INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

ILLINOIS MUTUAL LIFE INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

PINNACOL ASSURANCE
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     KENTUCKY EMPLOYERS’ MUTUAL INSURANCE AUTHORITY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

PEKIN LIFE INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

RLI INSURANCE COMPANY
    By: Conning, Inc., as Investment Manager

    By: /s/ John Petchler
    Name: John Petchler
    Title: Director

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     GREAT AMERICAN E&S INSURANCE COMPANY

    By: /s/ Stephen C. Beraha
    Name: Stephen C. Beraha
    Title: Assistant Vice President

GREAT AMERICAN FIDELITY INSURANCE COMPANY

    By: /s/ Stephen C. Beraha
    Name: Stephen C. Beraha
    Title: Assistant Vice President

GREAT AMERICAN INSURANCE COMPANY OF NEW YORK

    By: /s/ Stephen C. Beraha
    Name: Stephen C. Beraha
    Title: Assistant Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

     GREAT AMERICAN ALLIANCE INSURANCE COMPANY

    By: /s/ Stephen C. Beraha
    Name: Stephen C. Beraha
    Title: Assistant Vice President

NATIONAL INTERSTATE INSURANCE COMPANY

    By: /s/ Stephen C. Beraha
    Name: Stephen C. Beraha
    Title: Assistant Secretary

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

BANKERS LIFE and CASUALTY COMPANY

    By: /s/ Jesse Horsfall
    Name: Jesse Horsfall
    Title: SVP, Portfolio Management

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

FARMERS BUREAU LIFE INSURANCE COMPANY

    By: /s/ Michael Warmuth
    Name: Michael Warmuth
    Title: Securities Vice President

[SIGNATURE PAGE]

TPG Twin Brook Capital Income Fund        First Supplement

This Agreement is hereby accepted and agreed to as of the date thereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

    By: /s/ Lisa Baudot
    Name: Lisa Baudot
    Title: Senior Vice President & Chief Investment Officer

[SIGNATURE PAGE]

Information Relating to Additional Purchasers

Schedule A
(to First Supplement)

Exhibit A
to First Supplement
Supplemental Representations
The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects both as of the date hereof with respect to the Series B Notes and as of the date of the Series B Closing with respect to the Series B Notes of the applicable Tranche to be purchased at such Series B Closing with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series B Notes” (or “the Series B Notes of the applicable Tranche”, as the case may be) and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby and are also modified as described in the proceeding sentence:
    Section 5.3.    Disclosure. (a) The Company, through its agents, Morgan Stanley & Co LLC and Wells Fargo Securities, LLC has delivered to each Purchaser a copy of a Debt Private Placement Investor Presentation, dated September 10, 2024 (the “Presentation”), relating to the transactions contemplated hereby in connection with the Series B Notes. This Agreement, the Presentation, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information and other forward-looking information referenced in Section 5.3(b), information relating to third parties and information of a general economic or general or specific industry nature) prior to September 20, 2024 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Presentation and such documents, certificates or other writings and such financial statements delivered to each Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, did not as of September 20, 2024, and, after taking into account all updates thereto and the same having been delivered to the Purchasers, do not, as of the date of the First Supplement or the date of each Series B Closing, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2023, as of the date of the First Supplement and the date of each Series B Closing, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company, as of the date of the First Supplement and the date of each Series B Closing, that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
Exhibit A
(to First Supplement)

    (b)    All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Additional Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information of the Company, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (1) such financial information as it relates to future events is subject to significant and inherent uncertainty and contingencies (many of which are beyond the control of the Company) and that no assurance can be given that such financial information will be realized, and are therefore not to be viewed as fact, and (2) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.
    Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. On the date of the First Supplement and on the date of each Series B Closing: (a) Schedule 5.4 (which may include sub-schedules for each Series B Closing that have been supplemented or revised in respect of such Series B Closing to cover changes otherwise permitted by the Agreement that have occurred between the date of the First Supplement and the date of the applicable Series B Closing) contains (except as noted therein) complete and correct lists as of the applicable date of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.
    (b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries on the applicable date have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary on such date free and clear of any Lien that is prohibited by this Agreement.
    (c)    Each Subsidiary is a limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization or incorporation, as applicable, and is duly qualified as a foreign limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, except in those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    (d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 on the date of the First Supplement or listed on a sub-schedule for (and on the date of) the applicable Series B Closing sharing changes otherwise permitted under the Agreement and entered into or effective after the date of the First

Supplement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
    Section 5.5.    Financial Statements; Material Liabilities. On the date of the First Supplement and on the date of each applicable Series B Closing the Company has delivered to each relevant Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 which, in the case of a Series B Closing, may include sub-schedules that have been updated to cover the most recent financial statements available as of the date of each Series B Closing. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).
    Section 5.13.    Private Offering by the Company. As of the date of the First Supplement and the date of each Series B Closing, neither the Company nor anyone acting on its behalf has offered the Series B Notes or any similar Securities for sale to, or solicited any offer to buy the Series B Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers and not more than seventy (70) other Institutional Investors, each of which has been offered the Series B Notes at a private sale for investment. As of the date of the First Supplement and the date of each Series B Closing, neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series B Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
    Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale at each Series B Closing of the Series B Notes of the Tranche to be sold at such Series B Closing hereunder for general corporate purposes, including to make investments, repay existing debt and make distributions to its beneficiaries. No part of the proceeds from the sale of the Series B Notes of any Tranche hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). On the date of the First Supplement and on the date of any Series B Closing, margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

    Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Subsidiaries (provided that the aggregate amount of all Indebtedness not listed on Schedule 5.15 does not exceed $150,000,000) as of September 1, 2024 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date, as of the date of the First Supplement and as of the date of each Series B Closing, there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Material Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Material Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
    (b)    Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Material Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Material Indebtedness.
    (c)    Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Material Indebtedness of the Company, except as disclosed in Schedule 5.15.

Exhibit 1 to First Supplement

[Form of Series B, Tranche A Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
6.42% Series B Senior Note, Tranche A, Due October 15, 2028
No. RB-A-[_____]    [Date]
$[_______]    PPN 87343@ AA9

For Value Received, the undersigned, TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund) (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 15, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.42% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 15th day of April and October in each year, commencing with the April 15 or October 15 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.
Exhibit 1
(to First Supplement)

This Note is one of a series of Senior Notes, Series B Tranche A (herein called the “Notes”) issued pursuant to a Supplement dated October 15, 2024 (the “First Supplement”) to the Master Note Purchase Agreement, dated March 19, 2024 (as amended, supplemented or modified by the First Supplement and as from time to time further amended, supplemented or modified, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 (in the case of an Assignee, other than those set forth in Section 6.4(f) and Section 6.8(b)) of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.
This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By:
    Name:
    Title:

1-2

Exhibit 2 to First Supplement

[Form of Series B, Tranche B Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
Floating Rate Series B Senior Note, Tranche B, Due October 15, 2029
No. RB-B-[_____]    [Date]
$[_______]    PPN 87343@ AB7

For Value Received, the undersigned, TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund) (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 15, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at a floating rate per annum equal to the Adjusted SOFR Rate (as defined in the hereinafter defined Master Note Purchase Agreement), as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable quarterly, on the 15th day of January, April, July and October in each year, commencing with the January 15, April 15, July 15 or October 15 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Prepayment Settlement Amount and Breakage Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Prepayment Settlement Amount and Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.
Exhibit 2
(to First Supplement)

This Note is one of a series of Senior Notes, Series B Tranche B (herein called the “Notes”) issued pursuant to a Supplement dated October 15, 2024 (the “First Supplement”) to the Master Note Purchase Agreement, dated March 19, 2024 (as amended, supplemented or modified by the First Supplement and as from time to time further amended, supplemented or modified, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 (in the case of an Assignee, other than those set forth in Section 6.4(f) and Section 6.8(b)) of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.
This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Prepayment Settlement Amount and Breakage Amount) and with the effect provided in the Master Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By:
    Name:
    Title:

2-2

Exhibit 3 to First Supplement

[Form of Series B, Tranche C Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

TPG Twin Brook Capital Income Fund
(f/k/a AG Twin Brook Capital Income Fund)
6.52% Series B Senior Note, Tranche C, Due October 15, 2029
No. RB-C-[_____]    [Date]
$[_______]    PPN 87343@ AC5

For Value Received, the undersigned, TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund) (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 15, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.52% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 15th day of April and October in each year, commencing with the April 15 or October 15 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.
Exhibit 3
(to First Supplement)

This Note is one of a series of Senior Notes, Series B Tranche C (herein called the “Notes”) issued pursuant to a Supplement dated October 15, 2024 (the “First Supplement”) to the Master Note Purchase Agreement, dated March 19, 2024 (as amended, supplemented or modified by the First Supplement and as from time to time further amended, supplemented or modified, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 (in the case of an Assignee, other than those set forth in Section 6.4(f) and Section 6.8(b)) of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.
This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

    TPG Twin Brook Capital Income Fund (f/k/a AG Twin Brook Capital Income Fund)

    By:
    Name:
    Title:

3-2

Schedule 5.3

Disclosure Materials

Schedule 5.3
(to First Supplement)

Schedule 5.4

Schedule 5.4
(to First Supplement)

Schedule 5.5

Financial Statements

Schedule 5.5
(to First Supplement)

Schedule 5.15

Existing Indebtedness of the Company and its Subsidiaries

Schedule 5.15
(to First Supplement)

Schedule 10.1

Transactions with Affiliates

Schedule 10.1
(to First Supplement)